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                                                        Arthur Andersen





CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Trustees of
Pioneer Global Health Care Fund

As independent public accountants, we hereby consent to the use of our report on Pioneer Global Health Care Fund dated October 5, 2001 (and to all references to our firm) included in or made a part of Pioneer Global Health Care Fund's Post-Effective Amendment No. 2 and Amendment No. 4 to Registration Statement File Nos. 333-45122 and 811-10109, respectively.



/s/ Arthur Andersen LLP
Boston, Massachusetts
December 27, 2001